SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: March 28, 2002

AMERICAN NATIONAL BANKSHARES INC.

(Exact name of registrant as specified in its charter)
Virginia	0-12820	54-1284688
(State of other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

628 Main Street
Danville, Virginia		24541
(Address of principal executive offices)		(Zip Code)
(804) 792-5111
(Registrant's telephone number, including area code)

ITEM 5. Other Events

Amended Bylaws of American National Bankshares Inc. as approved by the Board of Directors on April 24, 2001.

                                                                                    SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                                   American National Bankshares Inc.

Date – March 28, 2002                                                  By: /s/ Brad E. Schwartz

                                                                                   Senior Vice-President,

                                                                                   Secretary & Treasurer